UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 29, 2012

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
	February 29, 2012
	Shares	Fair Value
Common Stock - 86.4% (1)
Crude/Refined Products Pipelines - 8.7% (1)
Canada - 5.5% (1)
Enbridge Inc.	251,050	$9,693,040
Pembina Pipeline Corporation	168,800	4,788,737
United States - 3.2% (1)
Kinder Morgan, Inc.	244,250	8,607,370
		23,089,147
Local Distribution Companies - 11.9% (1)
United States - 11.9% (1)
CenterPoint Energy, Inc.	728,600	14,200,414
NiSource Inc.	716,914	17,205,936
		31,406,350
Marine Transportation - 2.5% (1)
Republic of the Marshall Islands - 2.5% (1)
Teekay Offshore Partners L.P.	223,330	6,563,669

Natural Gas Gathering Pipelines - 3.0% (1)
United States - 3.0% (1)
Targa Resources Corp.	181,505	8,064,267

Natural Gas Pipelines - 36.0% (1)
Canada - 6.7% (1)
Keyera Corp.	17,550	748,507
TransCanada Corporation	386,051	16,978,523
United States - 29.3% (1)
EQT Corporation	13,000	689,260
National Fuel Gas Company	13,400	674,422
ONEOK, Inc.	198,000	16,362,720
Questar Corporation	330,750	6,357,015
Spectra Energy Corp.	820,106	25,734,926
Williams Companies, Inc.	930,500	27,803,340
		95,348,713
Oil and Gas Production - 23.0% (1)(2)
Canada - 1.4% (1)
Canadian Natural Resources Limited	97,700	3,625,647
United Kingdom - 1.3% (1)
BP PLC (ADR)	71,700	3,381,372
United States - 20.3% (1)
Anadarko Petroleum Corporation	42,300	3,558,276
Apache Corporation	34,000	3,669,620
Chevron Corporation	14,900	1,625,888
Continental Resources, Inc. (3)	48,900	4,434,252
Devon Energy Corporation	59,800	4,383,938
EOG Resources, Inc.	44,800	5,100,928
Exxon Mobil Corporation	19,900	1,721,350
Hess Corporation	84,700	5,498,724
Marathon Oil Corporation	152,800	5,178,392
Noble Energy, Inc.	39,900	3,896,235
Occidental Petroleum Corporation	69,100	7,211,967
Pioneer Natural Resources Company	44,500	4,878,980
Range Resources Corporation	43,600	2,776,448
		60,942,017
Oilfield Services - 1.3% (1)(2)
United Kingdom - 1.3% (1)
Ensco PLC (ADR)	61,000	3,556,300

Total Common Stock (Cost $209,450,864)		228,970,463

Master Limited Partnerships and Related Companies - 43.5% (1)
Crude/Refined Products Pipelines - 22.0% (1)
United States - 22.0% (1)
Buckeye Partners, L.P.	99,000	5,920,200
Enbridge Energy Management, L.L.C. (4)	471,952	15,937,807
Holly Energy Partners, L.P.	58,100	3,557,463
Kinder Morgan Management, LLC (4)	221,375	17,747,643
Magellan Midstream Partners, L.P.	48,320	3,535,574
Plains All American Pipeline, L.P.	120,200	9,940,540
Sunoco Logistics Partners L.P.	45,800	1,788,490
		58,427,717
Natural Gas/Natural Gas Liquids Pipelines - 16.0% (1)
United States - 16.0% (1)
Energy Transfer Partners, L.P.	179,900	8,527,260
Enterprise Products Partners L.P.	175,093	9,083,825
Inergy Midstream, L.P.	82,000	1,737,580
ONEOK Partners, L.P.	125,946	7,330,057
Regency Energy Partners LP	219,600	5,819,400
TC PipeLines, LP	68,000	3,157,920
Williams Partners L.P.	109,100	6,787,111
		42,443,153
Natural Gas Gathering/Processing - 5.5% (1)
United States - 5.5% (1)
Chesapeake Midstream Partners, L.P.	60,600	1,730,736
Copano Energy, L.L.C.	48,265	1,794,493
DCP Midstream Partners, LP	36,350	1,770,245
MarkWest Energy Partners, L.P.	59,850	3,579,628
Targa Resources Partners LP	84,825	3,609,304
Western Gas Partners LP	42,905	1,964,620
		14,449,026

Total Master Limited Partnerships and Related Companies (Cost $102,635,701)		115,319,896

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.21% (5) (Cost $247,622)	247,622	247,622

Total Investments - 130.0% (1) (Cost $312,334,187)		344,537,981
Long-Term Debt Obligations - (18.5%) (1)		(49,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (6.0%) (1)		(16,000,000)
Total Value of Options Written (Premiums received $713,516) - (0.1%) (1)		(287,766)
Other Assets and Liabilities - (5.4%) (1)		(14,216,223)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$265,033,992

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5) Rate indicated is the current yield as of February 29, 2012.

Key to abbreviation
ADR = American Depository Receipts

SCHEDULE OF OPTIONS WRITTEN (Unaudited)
February 29, 2012

Call Options Written	Expiration Date	Expiration Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2012	$90.00	188	$(8,460)
Anadarko Petroleum Corporation	March 2012	95.00	235	(4,465)
Apache Corporation	March 2012	115.00	340	(11,560)
BP PLC (ADR)	March 2012	50.00	717	(18,642)
Canadian Natural Resources Limited	March 2012	40.00	977	(19,540)
Chevron Corporation	March 2012	110.00	149	(18,625)
Continental Resources, Inc.	March 2012	95.00	489	(63,570)
Devon Energy Corporation	March 2012	80.00	598	(7,774)
Ensco PLC (ADR)	March 2012	60.00	610	(27,450)
EOG Resources, Inc.	March 2012	125.00	448	(10,304)
Exxon Mobil Corporation	March 2012	90.00	199	(2,786)
Hess Corporation	March 2012	70.00	847	(17,787)
Marathon Oil Corporation	March 2012	36.00	1,528	(24,448)
Noble Energy, Inc.	March 2012	110.00	399	(3,990)
Occidental Petroleum Corporation	March 2012	110.00	691	(17,966)
Pioneer Natural Resources Company	March 2012	120.00	445	(15,575)
Range Resources Corporation	March 2012	70.00	436	(14,824)

Total Value of Call Options Written (Premiums received $713,516)				$(287,766)

Key to abbreviation
ADR = American Depository Receipts

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

    Level 1 – quoted prices in active markets for identical investments
    Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
    Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 29, 2012.  These assets and liabilities are measured on a recurring basis.

Description	Fair Value at February 29, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock (a)	$228,970,463	$228,970,463	$-	$-
Master Limited Partnerships and Related Companies (a)	115,319,896	115,319,896	-	-
Total Equity Securities	344,290,359	344,290,359	-	-
Other:
Short-Term Investment (b)	247,622	247,622	-	-
Total Assets	$344,537,981	$344,537,981	$-	$-
Liabilities
Written Call Options	$287,766	$287,766	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 29, 2012.

The Company did not hold any Level 3 securities during the period ended February 29, 2012.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  For the period from December 1, 2011 through February 29, 2012, Teekay Offshore Partners, L.P. common units in the amount of $3,944,394 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available.  There were no other transfers between levels.

As of February 29, 2012, the aggregate cost of securities for federal income tax purposes was $312,132,456.  The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $33,423,200, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,017,675 and the net unrealized appreciation was $32,405,525.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 25, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 25, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: April 25, 2012	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer